UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2023
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously reported by Envista Holdings Corporation (the “Company”) in its Current Report on Form 8-K dated April 11, 2023, the Company and Jean-Claude Kyrillos, the Company’s SVP and President, Diagnostics and Digital Solutions, mutually agreed that Mr. Kyrillos’s employment would terminate effective June 30, 2023. Mr. Kyrillos’s departure from the Company qualified him for severance benefits for a “Covered Termination” under the Envista Holdings Corporation Severance and Change in Control Plan, including (i) a severance payment in the amount of $892,500, which amount is equal to his annual base salary plus annual bonus target amount, payable in installments over a period of 12 months; (ii) an amount equal to $183,750, representing Mr. Kyrillos’s pro rata portion of the 2023 Executive Incentive Compensation Plan (annual bonus) calculated at 100% for the Company Performance Factor and 100% for the Personal Performance Factor; and (iii) a lump sum payment of $19,313, which is equal to the amount the Company would have otherwise contributed toward Mr. Kyrillos’s group health, prescription, vision and dental coverage premium as an active employee for 12 months.

On June 30, 2023, the Company and Mr. Kyrillos entered into a Separation Agreement and General Release (the “Separation Agreement”), which provides for the payments discussed above, a general release of claims in favor of the Company, and requires Mr. Kyrillos’s continued compliance with, among other things, applicable confidentiality, non-disparagement, non-solicitation and non-competition requirements. The Separation Agreement will not become effective and enforceable until the seven-day revocation period has ended.

The above description of the terms of the Separation Agreement is not complete and is qualified by reference to the complete document, which will be filed by the Company with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: June 30, 2023	By:	/s/ Mark E. Nance
Mark E. Nance
Senior Vice President, General Counsel and Secretary